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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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  Date of Report (Date of earliest event reported)       October 10, 2002
                                                         ----------------



                         CENTURY BUSINESS SERVICES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                          22-2769024
             --------                                          ----------
(State of other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)


                                     0-25890
                                     -------
                            (Commission File Number)


                   6480 Rockside Woods Blvd., South, Suite 330
                              Cleveland, Ohio 44131
                    (Address of principal executive offices)
                                   (Zip Code)
       Registrant's telephone number, including area code (216) 447-9000.
                                                          ----------------


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Item 5.  Other Events

         On October 10, 2002, Century Business Services, Inc. announced that Chairman Michael G. DeGroote has resigned from the Company's Board of Directors for health reasons, and that current Chief Executive Officer and Director Steven
L. Gerard has been elected as Chairman of the Board. In addition, to fill the vacancy created by Mr. DeGroote's resignation, the Board of Directors has appointed Mr. DeGroote's son, Mr. Gary W. DeGroote, to the Board.

         The Company is providing this disclosure under Form 8-K in connection with the SEC's Proposed Rule: Additional Form 8-K Disclosure Requirements and Acceleration of Filing Date, which although not effective yet, requires registrants to disclose resignations of directors for reasons other than a disagreement or removal by cause, as well as the election of new directors.

         The Press Release announcing this event is also attached as an Exhibit.


Item 7.  Exhibits

             99.5     Press Release dated October 10, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTURY BUSINESS SERVICES, INC.



Date:    October 16, 2002               /s/ Ware H. Grove
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                                       Ware H. Grove
                                       Chief Financial Officer